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                             EMPLOYMENT AGREEMENT

         AGREEMENT made as of May 5, 1997, by and between Riddell Sports Inc., a Delaware corporation (the "Corporation"), and Gregory C. Webb (the "Executive").

         WHEREAS, the Corporation, Cheer Acquisition Corp., a Tennessee corporation and Varsity Spirit Corporation, a Tennessee corporation (collectively with any successor to its business, "Varsity Spirit") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 5, 1997, pursuant to which, among other things, Varsity Spirit will become a wholly owned subsidiary of the Corporation;

         WHEREAS, the Executive is currently serving as Senior Vice President and General Manager - UCA of Varsity Spirit pursuant to the Employment Agreement dated as of September 29, 1989, as amended, between the Executive and Varsity Spirit (the "Former Agreement"); and

         WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions of the employment relationship of the Executive with Varsity Spirit and the Corporation (collectively the "Company").

                  The parties hereto agree as follows:

         1. Employment. This Agreement is for the two-year period (the "Employment Period") commencing on the Effective Time (as defined in the Merger Agreement) ("Effective Date") and terminating on the second anniversary of such date or upon earlier termination of the Executive's employment; provided, however, that if the Merger Agreement is terminated, then, at the time of such termination, this Agreement shall be deemed cancelled and of no force and effect.

         (a) Salary, Bonus and Benefits. During the Employment Period and subject to paragraph 1(d) hereof, the Company will pay Executive a base salary ("Base Salary") which shall be no lower than $125,000 per annum. Base Salary will be paid in equal semi-monthly installments. The Base Salary shall be subject to annual review and increase by an amount determined by the Board of Directors of the Corporation (the "Board"), or an appropriate committee thereof, in its sole discretion, after taking into


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consideration the Executive's performance, the Company's performance, increases in the cost of living, and such other factors as the Board or such committee deems relevant. Within 90 days from the end of each of the Company's fiscal years during the Employment Period, Executive shall be eligible to receive a bonus determined in the sole discretion of the Board or an appropriate committee thereof. Executive's Base Salary for any partial year will be prorated based upon the number of days elapsed in such year.


         (b) Additional Benefits. In addition to the salary and any bonus payable to Executive pursuant to paragraph 1(a), Executive will be entitled during the Employment Period to such health insurance, life insurance and such other employment related benefits as the Board, or an appropriate committee thereof, shall establish from time to time for its key management personnel. During the Employment Period, the Executive will be entitled to no fewer than three weeks of vacation per year.

         (c) Services. During the Employment Period, Executive will serve as Senior Vice President and General Manager - UCA of Varsity Spirit and will render such services of an executive and administrative character to Varsity Spirit and its subsidiaries as the Board may from time to time direct. Executive will devote substantially all of his business time and attention (except for vacation periods and reasonable periods of illness or other incapacity) to the business of Varsity Spirit and its subsidiaries as shall be necessary for him to carry out his obligations hereunder.

         (d) Place of Performance. The Executive shall perform his duties and conduct his business at the principal offices of Varsity Spirit in Memphis, Tennessee except for required travel on Varsity Spirit or the Company's business.

         (e) Termination; Severance Pay. The Employment Period will terminate upon the first to occur of the following events:

                        (i) the effective date of Executive's resignation, for which Executive agrees to give at least 90 days' prior written notice to the Board;


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                       (ii)   Executive's death;

                      (iii) if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable to perform the essential duties of his position despite the provision of reasonable accommodations for any six (6) months (whether or not consecutive) during any twelve (12) month period ("Disability");

                       (iv)   Executive's termination for Cause (as
         hereinafter defined); or

                        (v)   the determination by the Board that
         Executive's continued employment is not in the best interests of the Company.

In the event that Executive's employment hereunder shall be terminated for any reason other than the Executive's resignation, death, Disability, or termination for Cause, the Company shall pay severance pay to the Executive by continuing the Base Salary in effect at the time of such termination for the period from the date of such termination until six months thereafter. For purposes of this Agreement, "Cause" shall mean the willful or intentional failure of Executive to observe the terms of this Agreement or the reasonable directions given to him by the Company or Executive's willful misconduct or conviction of a felony or any other crime involving fraud, theft or dishonesty.

         2. Inducement for Employment. (a) As an inducement for the Executive's entering into this Agreement and undertaking to perform the services referred to in this Agreement, on the later of (i) Effective Date and (ii) the Company's 1997 Annual Meeting of Shareholders (such applicable date, the "Grant Date"), the Company shall grant to the Executive a non-qualified option (the "Option") to purchase 20,000 shares of the common stock, $0.01 par value ("Common Stock") of the Company, which grant may, at the Company's election, be pursuant to the Corporation's 1997 Stock Option Plan (the "Plan"), in which case it shall be subject to shareholder approval of the Plan. The exercise price of the Option shall be equal to the average closing price of a share of Common Stock over the ten (10) consecutive trading days ending on the date immediately prior to the Grant Date. If the


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shareholders fail to approve the Plan, the Executive and the Company shall discuss, in good faith, alternative mechanisms to provide the Executive with the economic equivalent of the Option.

                  (b) The Option shall become exercisable as to 1/3 of the shares originally covered by such Option upon the first anniversary of the Grant Date and as to an additional 1/3 of the shares originally covered by such Option on each of the second and third anniversaries of the Grant Date, subject to the acceleration of vesting provisions contained in Section 2(c) hereof.

                  (c) The Option shall expire on the earlier of the tenth anniversary of the Grant Date or the thirtieth (30th) day following the date the Executive's employment is terminated for any reason and may be exercised (to the extent it has vested), at any time prior to such expiration; provided, however, that if, (i) prior to the expiration of the Employment Period, the Company terminates the Executive's employment without Cause or (ii) subsequent to the expiration of the Employment Period, the Company terminates the Executive's employment in a manner that would have been a termination without Cause had the Employment Period not expired, then the Option shall become fully vested and exercisable and shall remain exercisable for a period of one year following such termination of employment; and, provided further that if the Executive's employment is terminated on account of his death or Disability, then upon such termination the Option shall become fully vested and exercisable and shall remain exercisable for a period of one year following such termination of employment. The Option shall become fully vested and exercisable upon the occurrence of a Change in Control (defined below). For purposes of this Agreement, a Change in Control shall have occurred if a majority of the members of the Board are representatives or designees of any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as

amended) other than M.L.C. Partners Limited Partnership, its former (other than Mr. Epstein) and present general or limited partners, or any Person affiliated with any of the foregoing and their heirs; it being understood that it shall not be deemed a Change in Control if no Person shall have designated or nominated a majority of the members of the Board.


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                  (d) As a further inducement for the Executive's entering into this Agreement and undertaking to perform the services referred to in this Agreement, the Company shall grant, within thirty days immediately following the Effective Date, to the Executive a non-qualified option (the "Special Option") to purchase 45,000 shares of Common Stock of the Company, which grant may, at the Company's election be pursuant to the Plan, in which case it shall be subject to shareholder approval of the Plan. The exercise price of the Special Option shall be equal to the lower of (i) the average closing price of a share of Common Stock over the ten (10) consecutive trading days ending on the date immediately prior to the Effective Date and (ii) $3.80. If the shareholders fail to approve the Plan, the Executive and the Company shall discuss, in good faith, alternative mechanisms to provide the Executive with the economic equivalent of the Special Option. The Special Option shall be fully vested as of the date of grant and shall become exercisable as of the date of shareholder approval of the Plan. The Special Option shall expire on the tenth anniversary of the date of grant.

         3. Confidentiality. The Executive covenants and agrees that he will not at any time during and after the end of the Employment Period, directly or indirectly, use for his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company or its subsidiaries, Confidential Information (as hereinafter defined) of the Company. As used herein, "Confidential Information" of the Company means information of any kind, nature or description which is disclosed to or otherwise known to the Executive as a direct or indirect consequence of his association with the Company or its subsidiaries, which information is not generally known to the public or to the businesses in which the Company or its subsidiaries are engaged or which information relates to specific investment opportunities within the scope of the Company's business which were considered by the Executive or the Company during the Employment Period.

         4. Noncompetition. (a) During his employment with the Company or any of its affiliates, and for a period of twenty-four (24) months following the termination of his employment for any reason (the "Noncompete Period") the Executive shall not, directly or indirectly, enter the


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employ of, or render any services to, any person, firm or corporation engaged in any business which competes in the business conducted or engaged in by the Company including but not limited to any business which provides products and services to the school spirit industry (including, but not limited to design, marketing or sales of cheerleader, dance team and booster club uniforms and accessories and design, operation or marketing of cheerleader and dance team camps, clinics, competitions or tours); and the Executive shall not become interested in any such business, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, trustee, consultant, or in any other relationship or capacity; provided, however, that nothing contained in this Section 4 shall be deemed to prohibit the Executive from acquiring, solely as an investment, up to three percent (3%) of the outstanding shares of capital stock of any public corporation; provided, further, however, that if the Company shall fail to pay any compensation due to the Executive under Section 1(e) hereof, the Noncompete Period shall terminate upon failure to cure such non-payment after 15 days' notice.

         5. Nonsolicitation. During the Noncompete Period, the Executive shall not directly or indirectly, for his benefit or for the benefit of any other person, firm or entity, do any of the following:

                  (a) solicit from any customer doing business with the Company as of Executive's termination, business of the same or of a similar nature to the business of the Company with such customer;

                  (b) solicit from any known potential customer of the Company business of the same or of a similar nature to that which has been the subject of a known written or oral bid, offer or proposal by the Company, or of substantial preparation with a view to making such a bid, proposal or offer, within six (6) months prior to Executive's termination;

                  (c) solicit the employment or services of, or hire, any person who upon the termination of Executive's employment, or within six
         (6) months prior thereto, was known to be (i) employed by the Company or (ii) a consultant to the Company with


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         respect to the business described in Section 4 hereof; or

                  (d) otherwise interfere with the business or accounts of the Company in a manner which results in material harm (economic or otherwise) to the Company or any of its affiliates.

         6. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, or mailed by first class mail, to the recipient at the address below indicated:

         To the Company at:                 Riddell Sports Inc.

                                            900 Third Avenue/27th Floor
                                            New York, New York  10022
                                            Attn:  General Counsel

         To Executive:                      Gregory C. Webb
                                            Varsity Spirit Corporation
                                            2525 Horizon Lake Drive
                                            Memphis, TN 38133

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

         7. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         8. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or between the parties hereto, written


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or oral, which may have related to the subject matter hereof in any way
(including, without limitation, the Former Agreement).

         9. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

         10. Successors and Assignability. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and his heirs, executors or administrators, and to bind and inure to the benefit of and be enforceable by the Company and its successors and assigns. This Agreement shall not be assignable by Executive.

         11.      Governing Law; Specific Performance; Certain
Acknowledgements. (a) This Agreement will be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflicts of laws principles.

                  (b) Executive acknowledges that the services to be rendered by him to the Company are of a special and unique character, which gives this Agreement a peculiar value to the Company, the loss of which may not be reasonably or adequately compensated for by damages in an action at law, and that a material breach or threatened breach by him of any of the provisions contained in Sections 3, 4 and 5 hereof will cause the Company irreparable injury. Executive therefore agrees that the Company shall be entitled, in addition to any other right or remedy, to a temporary, preliminary and permanent injunction, without the necessity of proving the inadequacy of monetary damages or the posting of any bond or security, enjoining or restraining Executive from any such violation or threatened violations.

                  (c) Executive further acknowledges and agrees that due to the uniqueness of his services and confidential nature of the information he will possess, the covenants set forth in Sections 3, 4 and 5 are reasonable and necessary for the protection of the business and goodwill of the Company.


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         12.      No Set-Off: Mitigation. The Company's obligation to make the payments provided in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, defense, or other claim, right or action which the Company may have or may allege to have against the Executive or others. The Executive shall have no duty to mitigate the amount of any payment provided for in Section 1(e) herein by seeking other employment, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the date of termination of the Executive's employment with the Company, or otherwise.

         13. Arbitration. Any dispute arising under or in connection with this Agreement shall be settled exclusively by arbitration in Memphis, Tennessee in accordance with the rules of the American Arbitration Association then in effect. Judgement may be entered on the arbitrator's award in any court having jurisdiction. All costs and expenses of any such arbitration (including all legal fees and expenses incurred by the Executive) shall be borne by the Company; provided, however, that the legal fees and expenses incurred by the Executive shall be borne by the Executive and not by the Company if such arbitration results in a determination (a) in the case of a dispute with respect to termination of the Executive's employment by the company for Cause or upon Disability, that a proper basis for such termination did exist or (b) in the case of any other dispute, that the position taken by the Executive was incorrect.

         14. Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of the Corporation and Executive.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                            RIDDELL SPORTS INC.

                                            By:  /s/ David Mauer
                                               -------------------
                                            Name: David Mauer
                                            Title:  Chief Executive Officer


                                            /s/ Gregory C. Webb
                                            ----------------------
                                            Gregory C. Webb


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